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                                                                   Exhibit 10.21

                            THIRD AMENDMENT TO LEASE

      This THIRD AMENDMENT TO LEASE is made by and between David E. Clem and David M. Roby, Trustees of Fort Washington Realty Trust under Declaration of Trust dated June 19, 1995 and recorded with the Middlesex County (South District) Registry of Deeds in Book 25422, Page 360 (the "Landlord") and Vertex Pharmaceuticals Incorporated (the "Tenant").

      Reference is hereby made to that certain lease dated March 3, 1995, by and between Landlord's predecessor, Fort Washington Limited Partnership and Tenant with respect to a portion of the property (the "Premises") located at 40 Erie Street, Cambridge, Massachusetts (the "Building"), as more particularly described in the lease, as amended by a First Amendment to Lease (the "First Amendment") and a Second Amendment to Lease (the "Second Amendment"). The lease, First Amendment to Lease and Second Amendment to Lease are herein collectively referred to as the "Lease".

      WHEREAS, the Tenant has requested, and the Landlord has agreed, to further amend the Lease upon the terms and conditions set forth in this Third Amendment to Lease.

      WHEREAS, Landlord and Tenant desire to amend and modify the terms of the Lease and to ratify and confirm the terms of the Lease as amended by the First Amendment and the Second Amendment as more particularly set forth below.

      NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

      1. Each capitalized term which is used but not defined herein shall have the respective meaning ascribed thereto in the Lease.

      2. Section 1 of the Second Amendment (other than the last sentence thereof) is hereby deleted in its entirety.

      3. Effective as of October 1, 1998 (the "Effective Date"), the definition of the Premises set forth in the Lease shall be amended to include the addition of 41,132 r.s.f. of space (the "Additional Space") in the Building currently leased to Millennium Pharmaceuticals, Inc. ("Millennium"). See Exhibit A to the Second Amendment for the layout of the Additional Space.

      4. The first paragraph of Section 2 of the Second Amendment is hereby deleted in its entirety and the following is inserted in place thereof:

      The term "Additional Space Term" as used in the Lease shall mean the period commencing on the Effective Date and terminating on March 18, 2009.

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      5. Section 5 of the Second Amendment is hereby deleted in its entirety and the following is inserted in place thereof:

            5. Commencing on the Effective Date and continuing throughout the Additional Space Term, Tenant shall pay to Landlord Annual Fixed Rent for the Additional Space in the amount of $1,460,186.00 ($35.50 per r.s.f.), subject to adjustment as set forth in the Lease, including Sections 2 and 6 of the Second Amendment. The Annual Fixed Rent for the Additional Space shall be payable in equal monthly installments in advance on the first day of each month and pro-rated for any portion of a calendar month during the Additional Space Term. In accordance with the foregoing, Tenant shall pay $121,682.17 to Landlord on October 1, 1998 and on the first day of each month thereafter until adjustment of Annual Fixed Rent for the Additional Space as set forth in the Lease.

      6. Commencing on the Effective Date and continuing to and including March 18, 1999 (the "Parking Term"), Landlord hereby leases to Tenant and Tenant hereby from Landlord one hundred twenty (120) parking spaces ("Tenant's Additional Parking Spaces") on the Lot upon the terms and conditions hereinafter set forth. Tenant shall pay to Landlord as Additional Rent, together with the payments of Annual Fixed Rent for the Additional Space, $75.00 per month for each of Tenant's Additional Parking Spaces, which amount shall be prorated for the month of March, 1999. Tenant shall have the right to sublease any of Tenant's Additional Parking Spaces to Millennium without the consent of Landlord, but Tenant shall remain liable for the monthly rental fee for Tenant's Additional Parking Spaces. Landlord reserves the right from time to time to alter or relocate any or all of Tenant's Additional Parking Spaces on or off the Lot, provided that the total number of parking spaces available to Tenant on or off the Lot is not decreased and any of Tenant's Additional Parking Spaces relocated off the Lot are located within one thousand (1000) feet of the Building, provided, however, that upon completion of construction by Landlord of the garage at 47 Erie Street, Cambridge, Massachusetts (the "Garage"), the completion of which is expected by March, 1999, any of Tenant's Additional Parking Spaces which have been relocated shall be located in the Garage for the remainder, if any, of the Parking Term.

      7. Landlord hereby represents and warrants that Landlord and Millennium have terminated Millennium's lease of the Additional Space and Tenant's Additional Parking Spaces effective as of the Effective Date.

      8. Anything in the Lease to the contrary notwithstanding (i) Landlord shall have no obligation to evict Millennium from the Additional Space or Tenant's Additional Parking Spaces or to dispossess Millennium thereof, (ii) Tenant may sublet all or such portion of the Additional Space to Millennium for the period commencing on the Effective Date and terminating on such date within the Term as Tenant and Millennium may agree and on such other terms and conditions as are consistent with and not in violation of the Lease and as Tenant otherwise may deem acceptable, (iii) Tenant may sublet all or such number of

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Tenant's Additional Parking Spaces to Millennium for the period commencing on the Effective Date and terminating on or before March 18, 1999 and on such other terms and conditions as are consistent with and not in violation of the Lease, and (iv) any parking spaces subleased by Tenant to Millennium for any period after March 18, 1999 shall consist of parking spaces leased to Tenant pursuant to the Lease and shall not consist of any of Tenant's Additional Parking Spaces.

      9. Landlord shall have no liability or obligation to Tenant or Millennium with respect to the matters set forth in a letter dated February 5, 1998 from Tenant to Mr. Dan Winny and a letter dated February 20, 1998 from Landlord to Millennium, copies of which are attached hereto as Exhibits A and B respectively, and incorporated herein by reference thereto, including without limitation, any work performed by or on behalf of Millennium with respect to the Additional Space, the restoration thereof and the replacement and/or storage of fixtures removed from the Additional Space by Millennium, and Tenant hereby releases Landlord from all such liabilities and obligations.

      10. The Lease, as amended hereby, is hereby ratified and confirmed in all respects.

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      Executed as of the 1st day of October, 1998.

                                        LANDLORD:

                                        FORT WASHINGTON REALTY TRUST

                                        /s/ David E. Clem, Trustee
                                        ----------------------------------------
                                        David E. Clem, Trustee and not
                                        individually

                                        FORT WASHINGTON REALTY TRUST

                                        /s/ David M. Roby
                                        ----------------------------------------
                                        David M. Roby, Trustee and not
                                        individually

                                        TENANT:

                                        VERTEX PHARMACEUTICALS INCORPORATED

                                        By: /s/ Richard H. Aldrich
                                            ------------------------------------
                                        Name: Richard H. Aldrich
                                        Title: Senior Vice President